SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                                  CWABS, INC.

                                  (Depositor)

       (Issuer in respect of Asset-Backed Certificates, Series 2001-BC2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWABS, INC.
                           Asset-Backed Certificates
                                Series 2001-BC2

On May 25, 2001, The Bank of New York, as Trustee for CWABS, INC., Asset-Backed Certificates Series 2001-BC2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2001, among CWABS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWABS, INC., Asset-Backed Certificates Series 2001-BC2 relating to the distribution date of May 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2001


                                  CWABS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2001


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         60,000,000.00    4.641250%       172,503.96    193,385.42      365,889.38     0.00       0.00
                        A2        302,318,000.00    4.711250%       770,530.60    989,094.22    1,759,624.82     0.00       0.00
                        A3          7,682,000.00    4.886250%             0.00     26,066.79       26,066.79     0.00       0.00
                        AIO       400,000,000.00    4.342458%             0.00  1,447,485.96    1,447,485.96     0.00       0.00
                        M1         10,000,000.00    5.111250%             0.00     35,494.79       35,494.79     0.00       0.00
                        M2          8,000,000.00    5.461250%             0.00     30,340.28       30,340.28     0.00       0.00
                        B1          4,000,000.00    5.861250%             0.00     16,281.25       16,281.25     0.00       0.00
                        B2          8,000,000.00    6.711250%             0.00     37,284.72       37,284.72     0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00     0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        400,000,000.00     -              943,034.56  2,775,433.43    3,718,467.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         59,827,496.04              0.00
                                A2        301,547,469.40              0.00
                                A3          7,682,000.00              0.00
                                AIO       399,056,965.44              0.00
                                M1         10,000,000.00              0.00
                                M2          8,000,000.00              0.00
                                B1          4,000,000.00              0.00
                                B2          8,000,000.00              0.00
Residual                        R1                  0.00              0.00
                                R2                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        399,056,965.44     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     60,000,000.00     4.641250% 126671ME3     2.875066      3.223090    997.124934
                           A2    302,318,000.00     4.711250% 126671MF0     2.548742      3.271701    997.451258
                           A3      7,682,000.00     4.886250% 126671MG8     0.000000      3.393230  1,000.000000
                           AIO   400,000,000.00     4.342458% 126671MM5     0.000000      3.618715    997.642414
                           M1     10,000,000.00     5.111250% 126671MH6     0.000000      3.549479  1,000.000000
                           M2      8,000,000.00     5.461250% 126671MJ2     0.000000      3.792535  1,000.000000
                           B1      4,000,000.00     5.861250% 126671MK9     0.000000      4.070313  1,000.000000
                           B2      8,000,000.00     6.711250% 126671ML7     0.000000      4.660590  1,000.000000
Residual                   R1              0.00     0.000000% NA            0.000000      0.000000      0.000000
                           R2              0.00     0.000000% NA            0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     400,000,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       399,056,965.44   399,056,965.44
Loan count                   2546             2546
Avg loan rate           0.008529%             0.01
Prepay amount          788,634.00       788,634.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       132,314.31       132,314.31
Sub servicer fees      362,297.07       362,297.07
Trustee fees             3,000.00         3,000.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                8,000,000.00     8,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            400,000,000.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,718,467.99          3,718,467.99
Principal remittance amount              943,034.56            943,034.56
Interest remittance amount             2,775,433.43          2,775,433.43